	BIO-PATH, INC.
	(A Development Stage Company)

	BALANCE SHEET
	Unaudited

		30-Sep-07

ASSETS

	Current assets
	Cash	$ 1,504,527
	Other current assets	38,248

	Total current assets	1,542,775

	Other assets
	Technology license	50,000

	TOTAL ASSETS	$ 1,592,775

LIABILITIES & SHAREHOLDERS' EQUITY/(DEFICIT)

	Current liabilities

	Long term debt

	Shareholders' Equity/(Deficit)
	Preferred Stock, $.001 par value

	Common Stock, $.001 par value, 100,000,000 shares authorized	12,345
	12,345,161 shares issued and outstanding
	Additional paid in capital	1,718,626
	Accumulated deficit during development stage	(138,196)

	Total shareholders' equity/(deficit)	$ 1,592,775

	TOTAL LIABILITIES & SHAREHOLDERS' EQUITY/(DEFICIT)	1,592,775

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BIO-PATH, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS
Unaudited

FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 30, 2007
AND FOR THE PERIOD FROM INCEPTION TO SEPTEMBER 30, 2007

	3rd Quarter	From inception
	07/01/07 to	05/09/07 to
	09/30/07	09/30/07

Revenue	$ -	$ -

Operating expense

Salaries	80,000	133,333
Other general & administrative	12,759	16,839

Total operating expense	$ 92,759	150,172

Net operating loss	$ (92,759)	$ (150,172)

Other income
Interest income	10,773	11,976
Total Other Income	10,773	11,976

Net Loss	$ (81,986)	$ (138,196)

Loss per share

Net loss per share, basic and diluted	$ (0.01)	$(0.02)

Basic and diluted weighted average number
of common shares outstanding	10,398,772	8,836,661

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

Notes to the Interim Financial Statements Ending September 30, 2007

The accompanying interim financial statements have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In the opinion of management, the accompanying interim financial statements contain all adjustments, consisting of normal recurring accruals, necessary for a fair presentation. The results of operations for the period ended September 30, 2007, are not necessarily indicative of the results for a full-year period.

1.	Organization and Business

Bio-Path, Inc. (“Bio-Path” or the “Company”) is a development stage company founded with technology from The University of Texas, M.D. Anderson Cancer Center (“MD Anderson”) dedicated to developing novel cancer drugs under an exclusive license arrangement. The Company has drug delivery platform technology with composition of matter intellectual property that enables systemic delivery of antisense, small interfering RNA (“siRNA”) and small molecules for treatment of cancer. In addition to its existing technology under license, the Company expects to have agreements with M.D. Anderson, which in addition to a close working relationship with key members of the University’s staff, will provide Bio-Path with a strong pipeline of promising drug candidates on a continuing basis. Bio-Path expects the program with MD Anderson to enable the Company to broaden its technology to include cancer drugs other than antisense and siRNA.

Bio-Path believes that its core technology, if successful, will enable it to be at the center of emerging genetic and molecular target-based therapeutics that require systemic delivery of DNA and RNA-like material. In total, including the siRNA technology, the Company expects to have up to eight (8) drug candidates under license at various stages of development. The Company’s two lead drug candidates treat chronic myelogenous leukemia and follicular lymphoma, and if successful, could potentially be used in treating many other indications of cancer. These two lead drug candidates will be ready for clinical trials after receiving an investigational new drug (“IND”) status from the FDA. The Company has filed an IND application for its lead drug candidate.

The Company was founded in May of 2007 as a Utah corporation. The Company’s operations to date have been limited to organizing and staffing the Company, acquiring, developing and securing its technology and undertaking product development for a limited number of product candidates. As the Company has not begun its planned principal operations of commercializing a product candidate, the accompanying financial statements have been prepared in accordance with principles established for development stage enterprises.

2.	Summary of Significant Accounting Policies

Concentration of Credit Risk -- Financial instruments that potentially subject the Company to a significant concentration of credit risk consist of cash. The Company maintains its cash balances with one major commercial bank. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. As a result, $1,404,527 of the Company’s cash balances are not covered by the FDIC.

Impairment of Long-Lived Assets -- As of September 30, 2007, Other Assets is comprised of $50,000 paid to M.D. Anderson as part of acquiring the Company’s technology license. The Company accounts for the impairment and disposition of its long-lived assets in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. In accordance with SFAS No. 144, long-lived assets are reviewed for events of changes in circumstances which indicate that their carrying value may not be recoverable.

Research and Development Costs -- Costs and expenses that can be clearly identified as research and development are charged to expense as incurred in accordance with SFAS No. 2, “Accounting for Research and Development Costs.”

Stock-Based Compensation -- The Company currently does not have any stock options or warrants outstanding.

Net Loss Per Share – In accordance with SFAS No. 128, Earnings Per Share, and SEC Staff Accounting Bulletin (“SAB”) No. 98, basic net loss per common share is computed by dividing net loss for the period by the weighted average number of common shares outstanding during the period. Under SFAS No. 128, diluted net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and common equivalent shares, such as stock options and warrants, outstanding during the period. However, there were no stock options or warrants outstanding as of September 30, 2007.

Comprehensive Income -- Comprehensive income (loss) is defined as all changes in a company’s net assets, except changes resulting from transactions with shareholders. At September 30, 2007, the Company has no reportable differences between net loss and comprehensive loss.

Use of Estimates -- The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Company’s consolidated financial statements and accompanying notes. On an ongoing basis, the Company evaluates its estimates and judgments, which are based on historical and anticipated results and trends and on various other assumptions that the Company believes to be reasonable under the circumstances. By their nature, estimates are subject to an inherent degree of uncertainty and, as such, actual results may differ from the Company’s estimates.

3.	Convertible Debt

The Company issued $435,000 in notes convertible into common stock. As of September 30, 2007, $15,000 of the convertible notes had been repaid in cash and $420,000 of the convertible notes had been converted into Bio-Path common stock.

4.	Stockholders’ Equity

Issuance of Common Stock – In May and June of 2007, the Company issued 6,505,994 shares of common stock for $6,506 in cash to founders of the Company. In August of 2007, the Company issued 3,975,000 shares of common stock for $993,750 in cash to investors in the Company pursuant to a private placement memorandum. In August of 2007 the Company issued an additional 1,333,334 shares of common stock for $1,000,000 in cash to investors in the Company pursuant to a second round of financing. The Company issued 530,833 in common stock to the Placement Agent as commission for the shares of common stock sold to investors.

5.	Commitments and Contingencies

Technology License - The Company has negotiated an exclusive license from MD Anderson to develop drug delivery technology for siRNA and antisense drug products. This license requires, among other things, the Company to reimburse MD Anderson for past patent expense. As of September 2007, the Company estimates these expenses totaled approximately $350,000. The Company will be required to repay the past patent expenses at the rate of $25,000 per quarter once the technology license has been fully executed by MD Anderson.

6.	Subsequent Events

On November 2, 2007 Bio-Path’s technology license was executed by M.D. Anderson. Subsequent to execution, Bio-Path paid M.D. Anderson $100,000 as a license recording fee. In addition, the license requires the Company to issue 3,138,889 shares of common stock to M.D. Anderson. The Company expects to capitalize these items at fair market value in Other Assets and, in accordance with SFAS No. 144, this asset will be reviewed for events of changes in circumstances which indicate that the carrying value may not be recoverable.

In February of 2008, the Company issued 1,579,400 shares of common stock for $1,579,400 in cash to investors in the Company pursuant to a private placement memorandum.

In February of 2008, Bio-Path completed a reverse merger with Ogden Golf Co. Corporation, a public company traded over the counter that has no current operations. The name of Ogden Golf will be changed to Bio-Path Holdings, Inc. and the directors and officers of Bio-Path, Inc. will become the directors and officers of Bio-Path Holdings, Inc. Bio-Path will become a publicly traded company as a result of this merger.

BIO-PATH, INC.

Unaudited Pro Forma Balance Sheet
of the Merger Between Bio-Path, Inc. and Ogden Golf Co.

September 30, 2007

		Historical	Historical	Pro Forma		Pro Forma
		Bio-Path	Ogden	Adjustments		Combined

ASSETS

	Current assets
	Cash	$ 1,504,527	$ 12,112	$ (12,112)	(a)	$ 1,504,527
	Other current assets	38,248	28,077	(28,077)	(a)	38,248

	Total current assets	1,542,775	40,189	(40,189)		1,542,775

	Other assets	50,000	4,000	(4,000)	(a)	50,000

	TOTAL ASSETS	$ 1,592,775	$ 44,189	$ (44,189)		$ 1,592,775

LIABILITIES & SHAREHOLDERS' DEFICIT

	Current liabilities
	Accounts payable	$ -	$ 74,594	$ 15,406	(b)	90,000
	Accrued expenses		71,366	(71,366)	(a)	-
	Other notes payable and debt		62,459	(62,459)		-

	Total current liabilities	-	208,419	(118,419)		90,000

	Shareholders' Deficit
	Common Stock, $.001 par value	12,345		(12,345)	(c)	-
	Common Stock, no par value		427,784	1,303,187	(c)	1,730,971
	Additional paid in capital	1,718,626	4,846	(1,723,472)	(c)	-
	Deficit accumulated
	during development stage	(138,196)	(596,860)	506,860	(b)	(228,196)
	Total shareholders' deficit	1,592,775	(164,230)	74,230		1,502,775

	TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT	$ 1,592,775	$ 44,189	$ (44,189)		$ 1,592,775

	(a) Eliminates historical activity of Ogden Golf
	(b) Eliminates historical activity of Odgen Golf and adds $40,000 for accounts payable
	and an estimated $50,000 for expenses related to being a public company.
	(c) Adjustments to equity and reflect capital structure of Ogden

SEE THE ACCOMPANYING NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

BIO-PATH, INC.

Unaudited Pro Forma Income Statement
of the Merger Between Bio-Path, Inc. and Ogden Golf Co.

	For the three months ended September 30, 2007

	Historical	Historical	Pro Forma		Pro Forma
	Bio-Path	Ogden	Adjustments		Combined

Sales	$ -	$ -	$ -		$ -

Cost of Sales

Gross Profit

Research and development					-
Selling, general and administrative	92,759	21,241	68,759	(b)	182,759

Total operating expenses	92,759	21,241	68,759		182,759

Operating Loss	$ (92,759)	$ (21,241)	$ (68,759)		$ (182,759)

Other (income)/expense
Interest income	(10,772)	(139)	139	(a)	(10,772)
Interest expense		2,598	(2,598)	(a)	-
	(10,772)	2,459	(2,459)		(10,772)

Net loss before taxes	(81,987)	(23,700)	(66,300)		(171,987)

Provision for taxes	-	100	(100)	(a)	-

Net loss	$ (81,987)	$ (23,800)	$ (66,200)		$ (171,987)

(a) Eliminates historical activity of Ogden Golf
(b) Eliminates historical activity of Odgen Golf and adds $40,000 for closing expenses and an estimated $50,000 for expenses related to being a public company.

SEE THE ACCOMPANYING NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

BIO-PATH, INC. AND OGDEN GOLF CO. CORPORATION

NOTES TO UNAUDITED PROFORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

The unaudited proforma condensed combined financial information gives effect to the terms of the Merger Agreement between Bio-Path, Inc. (“Bio-Path”), a Utah corporation, and Ogden Golf Co. Corporation (“Ogden Golf”), a Utah corporation.

Following the share exchange, Ogden Golf continued as the surviving corporation and the separate corporate existence of Bio-Path ceased. Prior to the merger, Ogden Golf had no substantial assets, nominal operations and by definition under SEC guidelines is a public shell company. Accordingly, the transaction is treated as a reverse acquisition of a public shell company and has been accounted for as a recapitalization rather than a business combination. The historical financial statements of Bio-Path will be the historical statements of new Ogden Golf (which will change its corporate name to Bio-Path Holdings, Inc.). Proforma financial information has been presented to provide full disclosure of the transactions.

The unaudited proforma condensed combined financial statements are based on the historical financial statements of Bio-Path and Ogden Golf, under the assumptions and adjustments set forth in the accompanying notes. The unaudited proforma condensed combined balance sheet as of September 30, 2007 gives effect to the merger as if the merger had been consummated on January 1, 2007. The unaudited proforma condensed combined statements of operations for the three months and for the nine months ended September 30, 2007 gives effect to the merger as if the merger had been consummated on January 1, 2007.

The unaudited proforma condensed combined financial statements should be read in conjunction with the historical financial statements of Bio-Path and Ogden Golf, including the respective notes to those statements. The proforma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the operation been consummated during the periods or as of the dates for which the proforma information is presented.

1.	Proforma Adjustments

(a)	Adds $40,000 in expense to the proforma combined statements of operations and accounts payable for the Ogden Golf closing costs of the merger.
(b)	Adds $50,000 for costs of being a public entity reflected in the statement of operations and accounts payable of the balance sheet.